Exhibit 10.5



         THIS WARRANT AND THE UNDERLYING SHARES OF COMMON STOCK ISSUABLE UPON ITS EXERCISE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR ANY STATE SECURITIES LAWS, AND NO SALE OR TRANSFER THEREOF MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT OR AN OPINION OF COUNSEL FOR THE HOLDER, SATISFACTORY TO THE COMPANY, THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS.



No. U-4 Right to Purchase up to 750,000 Shares of Common Stock of Global Gold Corporation



                             Global Gold Corporation

                          Common Stock Purchase Warrant

         Global Gold Corporation a Delaware corporation (the "Company"), hereby certifies that, for value received, Firebird Avrora Fund , Ltd., a Cayman Islands corporation with offices at c/o Trident Trust Co. (Cayman) Ltd. ("Firebird Avrora"), or registered permitted assigns, is entitled, subject to the terms set forth below, to purchase from the Company at any time or from time to time before 5:30 P.M., Eastern Standard Time, on December 1, 2006, up to Seven Hundred Fifty Thousand (750,000) fully paid and nonassessable shares of Common Stock, $.001 par value, of the Company, at a purchase price per share of Seventy Five Cents ($0.75) (such purchase price per share as adjusted from time to time as herein provided is referred to herein as the "Purchase Price"). The number and character of such shares of Common Stock and the Purchase Price are subject to adjustment as provided herein.

         As used herein the following terms, unless the context otherwise requires have the following respective meanings:

         (a) The term "Company" shall include Global Gold Corporation and any corporation which shall succeed or assume the obligations of the Company hereunder.

         (b) The term "Common Stock" includes the Company's Common Stock, $.001 par value per share, as authorized on the date of this Warrant and any other securities into which or for which any of such Common Stock may be converted or exchanged pursuant to a plan of recapitalization, reorganization, merger, sale of assets or otherwise.

1. Exercise of Warrant.

         1.1. Manner of Exercise: Payment of the Purchase Price.

                  (a) This Warrant may be exercised by the holder hereof, in whole or in part, at any time or from time to time prior to the expiration date, by surrendering to the Company at its principal office this Warrant, with the form of Election to Purchase Shares attached hereto (or a reasonable facsimile thereof) duly executed by the holder and accompanied by payment of the purchase price for the number of shares of Common Stock specified in such form.

                  (b) Payment of the purchase price may be made as follows (or by any combination of the following): (i) in United States currency by cash or delivery of a certified check or bank draft payable to the order of the Company or by wire transfer to the Company, (ii) by cancellation of such number of the shares of Common Stock otherwise issuable to the holder upon such exercise as shall be specified in such Election to Purchase Shares, such that the excess of the aggregate Current Market Price of such specified number of shares on the date of exercise over the portion of the purchase price attributable to such shares shall equal the purchase price attributable to the shares of Common Stock to be issued upon such exercise, in which case such amount shall be deemed to have been paid to the Company and the number of shares issuable upon such exercise shall be reduced by such specified number, or (iii) by surrender to the Company for cancellation certificates representing shares of Common Stock of the Company owned by the holder (properly endorsed for transfer in blank) having a Current Market Price on the date of Warrant exercise equal to the purchase price.

         1.2. When Exercise Effective. Each exercise of this Warrant shall be deemed to have been effected immediately prior to the close of business on the business day on which this Warrant shall have been surrendered to, and the purchase price shall have been received by, the Company as provided in Section 1.1, and at such time the person or persons in whose name or names any certificate or certificates for shares of Common Stock shall be issuable upon such exercise and shall be deemed to have become the holder or holders of record thereof for all purposes.

         1.3 Definitions. As used herein, unless the context otherwise requires, the following terms shall have the meanings as set forth below:

                (a) "Current Market Price" shall mean, on any date specified herein, the average of the daily Market Price during the 10 consecutive trading days commencing 15 trading days before such date, except that, if on any such date the shares of Common Stock are not listed or admitted for trading on any national securities exchange or quoted in the over-the-counter market, the Current Market Price shall be the Market Price on such date.

                (b) "Market Price" shall mean, on any date specified herein, the amount per (a) share of the Common Stock, equal to (a) the last reported sale price of such Common Stock, regular way, on such date or, in case no such sale takes place on such date, the average of the closing bid and asked prices thereof, regular way, on such date, in either case as officially reported on the principal national securities exchange on which such Common Stock is then listed or admitted for trading, or (b) if such Common Stock is not then listed or admitted for trading on any national securities exchange but is designated as a national market system security by the NASD, the last reported trading price of the Common Stock on such date, or (c) if there shall have been no trading on such date or if the Common Stock is not so designated, the average of the closing bid and asked prices of the Common Stock on such date as shown by the NASD automated quotation system, or (d) if such Common Stock is not then listed or admitted for trading on any national exchange or quoted in the over-the-counter market, the fair value thereof (as of a date which is within 20 days of the date as of which the determination is to be made) determined in good faith by the Board of Directors of the Company.

         1.4. Trustee for Warrantholders. In the event that a bank or trust company shall have been appointed as trustee for the holders of the Warrants pursuant to Section 4.2, such bank or trust company shall have all the powers and duties of a warrant agent appointed pursuant to Section 12 and shall accept, in its own name for the account of the Company or such successor person as may be entitled thereto, all amounts otherwise payable to the Company or such successor, as the case may be, on exercise of this Warrant pursuant to this
Section 1.

2. Delivery of Stock Certificates. etc. on Exercise. As soon as practicable after the exercise of this Warrant in full or in part, and in any event within 2 business days thereafter, the Company at its expense (including the payment by it of any applicable issue taxes) will cause to be issued in the name of and delivered to the holder hereof, or as such holder (upon payment by such holder of any applicable transfer taxes and, if requested by the Company, demonstration by such holder of compliance with applicable securities laws) may direct, a certificate or certificates for the number of fully paid and nonassessable shares of Common Stock to which such holder shall be entitled on such exercise, plus, in lieu of any fractional share to which such holder would otherwise be entitled, cash equal to such fraction multiplied by the then Current Market Price of one full share, together with any other stock or other securities and property (including cash, where applicable) to which such holder is entitled upon such exercise pursuant to Section 1 or otherwise.

3. Adjustment for Dividends in Other Stock, Property, etc.; Reclassification, etc. In case at any time or from time to time, the holders of Common Stock shall have received, or (on or after the record date fixed for the determination of shareholders eligible to receive) shall have become entitled to receive, without payment therefor,

         (a) other or additional stock or other securities or property (other than cash) by way of dividend, or

         (b) any cash (excluding cash dividends payable solely out of earnings or earned surplus of the Company), or

         (c) other or additional stock or other securities or property (including cash) by way of spin-off, split-up, reclassification, recapitalization, combination of shares or similar corporate rearrangement, other than additional shares of Common Stock issued as a stock dividend or in a stock-split (adjustments in respect of which are provided for in Section 5.3), then and in each such case the holder of this Warrant, on the exercise hereof as provided in Section 1, shall be entitled to receive the amount of stock and other securities and property (including cash in the cases referred to in clauses (b) and (c) of this Section 3) which such holder would hold on the date of such exercise if on the date hereof he had been the holder of record of the number of shares of Common Stock called for on the face of this Warrant and had thereafter, during the period from the date hereof to and including the date of such exercise, retained such shares and all such other or additional stock and other securities and property (including cash in the cases referred to in clauses (b) and (c) of this Section 3) receivable by him as aforesaid during such period, giving effect to all adjustments called for during such period by Sections 4 and 5.

4. Adjustment for Reorganization, Consolidation, Merger, etc.

         4.1 Reorganization. In case at any time or from time to time, the Company shall (a) effect a reorganization, (b) consolidate with or merge into any other person, or (c) transfer all or substantially all of its properties or assets to any other person or other similar event shall be effected, then, in each such case, the holder of this Warrant, on the exercise hereof as provided in Section 1 at any time after the consummation of such reorganization, consolidation or merger or the effective date of such asset sale or other event as the case may be, shall receive, in lieu of the Common Stock issuable on such exercise prior to such consummation or such effective date, the stock and other securities and property (including cash) to which such holder would have been entitled upon such consummation or in connection with such asset sale or other event, as the case may be, if such holder had so exercised this Warrant immediately prior thereto, all subject to further adjustment thereafter as provided in Sections 3 and 5.

         4.2 Dissolution. In the event of any dissolution of the Company following the transfer of all or substantially all of its properties or assets, the Company, prior to such dissolution, shall at its expense deliver or cause to be delivered the stock and other securities and property (including cash, where applicable) receivable by the holders of the Warrants after the effective date of such dissolution pursuant to this Section 4 to a bank or trust company having its principal office in New York, New York, as trustee for the holder or holders of the Warrants.

         4.3 Continuation of Terms. Upon any reorganization, consolidation, merger or transfer (and any dissolution following any transfer) referred to in this Section 4, this Warrant shall continue in full force and effect and the terms hereof shall be applicable to the shares of stock and other securities and property receivable on the exercise of this Warrant after the consummation of such reorganization, consolidation or merger or the effective date of dissolution following any such transfer, as the case may be, and shall be binding upon the issuer of any such stock or other securities, including, in the case of any such transfer, the person acquiring all or substantially all of the properties or assets of the Company, whether or not such person shall have expressly assumed the terms of this Warrant as provided in Section 6.

5. Adjustment for Issue or Sale of Common Stock at Less Than The Purchase Price in Effect; Other Adjustment.

         5.1 General. If the Company shall, at any time or from time to time, issue any additional shares of Common Stock (other than shares of Common Stock excepted from the provisions of this Section 5 by Section 5.4) without consideration or for a Net Consideration Per Share less than the Purchase Price in effect immediately prior to such issuance, then, and in each such case:

                  (a) the Purchase Price shall be lowered to an amount determined by multiplying such Purchase Price then in effect by a fraction:

                           (1) the numerator of which shall be (a) the number of
shares of Common Stock
outstanding (excluding treasury shares, but including for this purpose shares of Common Stock issuable upon the exercise of any warrants) immediately prior to the issuance of such additional shares of Common Stock, plus (b) the number of shares of Common Stock which the net aggregate consideration, if any, received by the Company for the total number of such additional shares of Common Stock so issued would purchase at the Purchase Price in effect immediately prior to such issuance, and

                           (2) the denominator of which shall be (a) the number
of shares of Common Stock
outstanding (excluding treasury shares, but including for this purpose shares of Common Stock issuable upon the exercise of the any warrants) immediately prior to the issuance of such additional shares of Common Stock, plus (b) the number of such additional shares of Common Stock so issued; and

                  (b) the holder of this Warrant shall thereafter, on the exercise hereof as provided in Section 1, be entitled to receive the number of shares of Common Stock determined by multiplying the number of shares of Common Stock which would otherwise (but for the provisions of this Section 5.1) be issuable on such exercise by the fraction of which (i) the numerator is the Purchase Price which would otherwise (but for the provisions of this Section 5.
1) be in effect, and (ii) the denominator is the Purchase Price in effect on the date of such exercise.

                                       5
         5.2      Definitions, etc.  For purposes of this Section 5 and Section
7:


         The issuance of any warrants, options or other subscription or purchase rights with respect to shares of Common Stock and the issuance of any securities convertible into or exchangeable for shares of Common Stock (or the issuance of any warrants, options or any rights with respect to such convertible or exchangeable securities) shall be deemed an issuance at such time of such Common Stock if the Net Consideration Per Share which may be received by the Company for such Common Stock (as hereinafter determined) shall be less than the Purchase Price at the time of such issuance and, except as hereinafter provided, an adjustment in the Purchase Price and the number of shares of Common Stock issuable upon exercise of this Warrant shall be made upon each such issuance in the manner provided in Section 5.1. Any obligation, agreement or undertaking to issue warrants, options, or other subscription or purchase rights at any time in the future shall be deemed to be an issuance at the time such obligation, agreement or undertaking is made or arises. No adjustment of the Purchase Price and the number of shares of Common Stock issuable upon exercise of this Warrant shall be made under Section 5.1 upon the issuance of any shares of Common Stock which are issued pursuant to the exercise of any warrants, options or other subscription or purchase rights or pursuant to the exercise of any conversion or exchange rights in any convertible securities if any adjustment shall previously have been made upon the issuance of any such warrants, options or other rights or upon the issuance of any convertible securities (or upon the issuance of any warrants, options or any rights therefor) as above provided. Any adjustment of the Purchase Price and the number of shares of Common Stock issuable upon exercise of this Warrant with respect to this Section 5.2 which relates to warrants, options or other subscription or purchase rights with respect to shares of Common Stock shall be disregarded if, as, and to the extent that such warrants, options or other subscription or purchase rights expire or are canceled without being exercised, so that the Purchase Price effective immediately upon such cancellation or expiration shall be equal to the Purchase Price that otherwise would have been in effect at the time of the issuance of the expired or canceled warrants, options or other subscriptions or purchase rights, with such additional adjustments as would have been made to that Purchase Price had the expired or cancelled warrants, options or other subscriptions or purchase rights not been issued.

         For purposes of this Section 5.2, the "Net Consideration Per Share" which may be received by the Company shall be determined as follows:

                  (A) The "Net Consideration Per Share" shall mean the amount equal to the total amount of consideration, if any, received by the Company for the issuance of such warrants, options, subscriptions, or other purchase rights or convertible or exchangeable securities, plus the minimum amount of consideration, if any, payable to the Company upon exercise or conversion thereof, divided by the aggregate number of shares of Common Stock that would be issued if all such warrants, options, subscriptions, or other purchase rights or convertible or exchangeable securities were exercised, exchanged or converted.

                  (B) The "Net Consideration Per Share" which may be received by the Company shall be determined in each instance as of the date of issuance of warrants, options, subscriptions or other purchase rights, or convertible or exchangeable securities without giving effect to any possible future price adjustments or rate adjustments which may be applicable with respect to such warrants, options, subscriptions or other purchase rights or convertible securities.

         For purposes of this Section 5, if a part or all of the consideration received by the Company in connection with the issuance of shares of the Common Stock or the issuance of any of the securities described in this Section 5 consists of property other than cash, such consideration shall be deemed to have the same value as shall be determined in good faith by the Board of Directors of the Company.

         This Section 5.2 shall not apply under any of the circumstances described in Section 5.4.

         5.3. Extraordinary Events. In the event that the Company shall (i) issue additional shares of the Common Stock as a dividend or other distribution on outstanding Common Stock, (ii) subdivide its outstanding shares of Common Stock, or (iii) combine its outstanding shares of the Common Stock into a smaller number of shares of the Common Stock, then, in each such event, the Purchase Price shall, simultaneously with the happening of such event, be adjusted by multiplying the then Purchase Price by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to such event and the denominator of which shall be the number of shares of Common Stock outstanding immediately after such event, and the product so obtained shall thereafter be the Purchase Price then in effect. The Purchase Price, as so adjusted, shall be readjusted in the same manner upon the happening of any successive event or events described herein in this Section 5.3. The holder of this Warrant shall thereafter, on the exercise hereof as provided in
Section 1, be entitled to receive that number of shares of Common Stock determined by multiplying the number of shares of Common Stock which would otherwise (but for the provisions of this Section 5.3) be issuable on such exercise by a fraction of which (i) the numerator is the Purchase Price which would otherwise (but for the provisions of this Section 5.3) be in effect, and
(ii) the denominator is the Purchase Price in effect on the date of such exercise.

         5.4. Excluded Shares. Section 5.1 shall not apply to the (i) issuance of shares of Common Stock, or options therefor, to directors, officers, employees, advisors and consultants of the Company pursuant to any stock option, stock purchase, stock ownership or compensation plan approved by the compensation committee of the Company's Board of Directors, (ii) issuance of shares of Common Stock upon the exercise of the warrants to purchase shares of Common Stock issued pursuant to the offering of Convertible Notes made by the Company pursuant to the Confidential Private Placement Memorandum dated May 17, 1995 and (iii) the issuance of shares pursuant to the exercise of the warrants issued by the Company dated October 31, 2000.

         5.5 Other Adjustment. In case any event shall occur as to which the provisions of Sections 3, 4 or 5 are not strictly applicable, but the failure to make any adjustment would not fairly protect the purchase rights represented by this Warrant in accordance with the essential intent and principles of Sections 3, 4 and 5, then, in each such case, the Company shall determine the adjustment, if any, on a basis consistent with the essential intent and principles established in Sections 3, 4 and 5 hereof necessary to preserve without dilution the purchase rights represented by the Warrant.

6. No Dilution or Impairment. The Company will not, by amendment of its Certificate of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of the Warrants, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the holders of the Warrants against dilution or other impairment. Without limiting the generality of the foregoing, the Company (a) will not increase the par value of any shares of stock receivable on the exercise of the Warrants above the amount payable therefor on such exercise, (b) will take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable shares of stock on the exercise of all Warrants from time to time outstanding, and (c) will not transfer all or substantially all of its properties and assets to any other person (corporate or otherwise), or consolidate with or merge into any other person or permit any such person to consolidate with or merge into the Company (if the Company is not the surviving person), unless such other person shall expressly assume in writing and will be bound by all the terms of the Warrants.

7. Accountants' Certificate as to Adjustments. In each case of any adjustment or readjustment in the shares of Common Stock issuable on the exercise of the Warrants, the Company at its expense will promptly cause its Treasurer or Chief Financial Officer or, if the holder of a Warrant so requests, independent certified public accountants selected by the Company to compute such adjustment or readjustment in accordance with the terms of the Warrants and prepare a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based, including a statement of (a) the consideration received or receivable by the Company for any additional shares of Common Stock issued or sold or deemed to have been issued or sold, (b) the number of shares of Common Stock outstanding or deemed to be outstanding, and (c) the Purchase Price and the number of shares of Common Stock to be received upon exercise of this Warrant, in effect immediately prior to such issue or sale and as adjusted and readjusted as provided in this Warrant. The Company will forthwith mail a copy of each such certificate to each holder of a Warrant, and will, on the written request at any time of any holder of a Warrant, furnish to such holder a like certificate setting forth the Purchase Price at the time in effect and showing how it was calculated.

8. Notices of Record Date, etc. In the event of

                  (a) any taking by the Company of a record of the holders of any class or securities for the purpose of determining the holders thereof who are entitled to receive any dividend or other distribution, or any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or property, or to receive any other right, or

                  (b) any capital reorganization of the Company, any reclassification or recapitalization of the capital stock of the Company or any transfer of all or substantially all the assets of the Company to or consolidation or merger of the Company with or into any other person, or

                  (c) any voluntary or involuntary dissolution, liquidation or winding-up of the Company, or

                  (d) any proposed issue or grant by the Company of any shares of stock of any class or any other securities, or any right or option to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities (other than the issue of Common Stock on the exercise of any warrants), then and in each such event the Company will mail or cause to be mailed to each registered holder of a Warrant a notice specifying (i) the date on which any such record is to be taken for the purpose of such dividend, distribution or right, and stating the amount and character of such dividend, distribution or right, (ii) the date on which any such reorganization, reclassification, recapitalization, transfer, consolidation, merger, dissolution, liquidation or winding-up is to take place, and the time, if any is to be fixed, as of which the holders of record of Common Stock shall be entitled to exchange their shares of Common Stock for securities or other property deliverable on such reorganization, reclassification, recapitalization, transfer, consolidation, merger, dissolution, liquidation or winding-up, and
(iii) the amount and character of any stock or other securities, or rights or options with respect thereto, proposed to be issued or granted, the date of such proposed issue or grant and the persons or class of persons to whom such proposed issue or grant is to be offered or made. Such notice shall be mailed at least 20 days prior to the date specified in such notice on which any such action is to be taken.

9. Reservation of Stock, etc., Issuable on Exercise of Warrants. The Company will at all times reserve and keep available, solely for issuance and delivery on the exercise of the Warrants, all shares of Common Stock from time to time issuable on the exercise of the Warrants represented by this certificate.

10. Exchange of Warrants. On surrender for exchange of any Warrant, properly endorsed, to the Company, the Company at its expense will issue and deliver to or on the order of the holder thereof a new Warrant or warrants of like tenor, in the name of such holder or as such holder (upon payment by such holder of any applicable transfer taxes and, if requested by the Company, demonstration by such holder of compliance with applicable securities laws) may direct, calling in the aggregate on the face or faces thereof for the number of shares of Common Stock called for on the face or faces of the Warrant or Warrants so surrendered.

11. Replacement of Warrants. On receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of any Warrant and, in the case of any such loss, theft or destruction of any Warrant, on delivery of an indemnity agreement or security reasonably satisfactory in form and amount to the Company or, in the case of any such mutilation, on surrender and cancellation of such warrant, the Company at its expense will execute and deliver, in lieu thereof, a new Warrant of like tenor.

12. Warrant Agent. The Company hereby appoints American Registrar and Transfer Company, with offices in Salt Lake City, Utah, as its agent for the purpose of issuing Common Stock on the exercise of the Warrants pursuant to Section 1, exchanging Warrants pursuant to Section 10, and replacing Warrants pursuant to
Section 11, or any of the foregoing, and thereafter any such issuance, exchange or replacement, as the case may be, shall be made at such office by such agent. The Company may change such agent and designate a new agent in the United States for the above-described purposes by written notice to each holder of a Warrant.

13. Remedies. The Company stipulates that the remedies at law of the holder of this Warrant in the event of any default or threatened default by the Company in the performance of or compliance with any of the terms of this Warrant are not and will not be adequate, and that a holder of this Warrant may suffer irreparable harm and that such terms may be specifically enforced by a decree by a court of competent jurisdiction for the specific performance of any agreement contained herein or by an injunction against a violation of any of the terms hereof or otherwise.

14. Negotiability. This Warrant is issued upon the following terms, to all of which each holder or owner hereof by the taking hereof consents and agrees:

         (a) subject to compliance with all applicable securities laws, title to this Warrant may be transferred by endorsement (by the holder hereof executing the form of assignment at the end hereof) and delivery in the same manner as in the case of a negotiable instrument transferable by endorsement and delivery;

         (b) any person in possession of this Warrant properly endorsed is authorized to represent himself as absolute owner hereof and is empowered to transfer absolute title hereto by endorsement and delivery hereof to a bona fide purchaser hereof for value; each prior taker or owner waives and renounces all of his equities or rights in this Warrant in favor of each such bona fide purchaser, and each such bona fide purchaser shall acquire absolute title hereto and to all rights represented hereby; and

         (c) until this Warrant is transferred on the books of the Company, the Company may treat the registered holder hereof as the absolute owner hereof for all purposes, notwithstanding any notice to the contrary.

15. Registration Rights. Upon exercise of this Warrant, the shares of Common Stock issued pursuant hereto shall be subject to, and the purchaser of such shares shall be entitled to and bound by all of the rights and obligations set forth in that certain Registration Rights Agreement dated on or about the date hereof among the Company and certain purchasers of shares of Common Stock as set forth in such agreement.

15. Notices. All notices or other communications required or permitted to be given pursuant to this Warrant shall be in writing and shall be considered as duly given on (a) the date of delivery, if delivered in person, by nationally recognized overnight delivery service or by facsimile or (b) three days after mailing if mailed from within and to the continental United States by registered or certified mail, return receipt requested to the party entitled to receive the same, if to the Company, Global Gold Corporation, 104 Field Point Road, Greenwich, CT 06830, and if to the holder of a Warrant, at the address of such holder shown on the books of the Company. Any party may change his or its address by giving notice to the other party stating his or its new address. Commencing on the 10th day after the giving of such notice, such newly designated address shall be such party's address for the purpose of all notices or other communications required or permitted to be given pursuant to this Warrant.

16. Governing Law. This Warrant and the rights of the parties hereunder shall be governed by and construed in accordance with the laws of the State of New York, without regard to the conflict of laws principles of such State or of any other jurisdiction that would result in the application of the laws of a jurisdiction other than such State. All parties hereto (i) agree that any legal suit, action or proceeding arising out of or relating to this Agreement shall be instituted only in a federal or state court in the City of New York in the State of New York in the United States of America and applicable appellate courts therefrom
(ii) waive any objection which they may now or hereafter have to the laying of the venue of any such suit, action or proceeding, and (iii) irrevocably submit to the jurisdiction of such federal or state court in the City of New York in the State of New York in any such suit, action or proceeding, but such consent shall not constitute a general appearance or be available to any other person who is not a party to this Warrant. All parties hereto agree that the mailing of any process in any suit, action or proceeding in accordance with the notice provisions of this Warrant shall constitute personal service thereof.

17. Entire Agreement; Waiver of Breach. This Warrant constitutes the entire agreement among the parties and supersedes any prior agreement or understanding among them with respect to the subject matter hereof, and it may not be modified or amended in any manner other than as provided herein; and no waiver of any breach or condition of this Warrant shall be deemed to have occurred unless such waiver is in writing, signed by the party against whom enforcement is sought, and no waiver shall be claimed to be a waiver of any subsequent breach or condition of a like or different nature.

18. Severability. If any provision of this Warrant shall be held invalid or unenforceable, such invalidity or unenforceability shall attach only to such provision and shall not in any manner affect or render invalid or unenforceable any other severable provision of this Warrant, and this Agreement shall be carried out as if any such invalid or unenforceable provision were not contained herein.

19. Amendment. This Warrant and any term hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought.

20. Expiration. The right to exercise this Warrant shall expire at 5:30 P.M., Eastern Standard Time, on December 1, 2006.

21. Restrictions on Transferability; Restrictive Legend. The holder acknowledges that the shares of Common Stock issuable upon exercise of this Warrant are subject to restrictions under applicable Federal and state securities laws. Each certificate representing shares of Common Stock issued shall, upon the exercise of this Warrant, bear the following legend in addition to such other restrictive legends as may be required by law:

                  "The shares represented by this certificate have not been registered under the Securities Act of 1933, as amended (the "Act"), or any state securities laws, and no sale or transfer thereof may be effected without an effective registration statement or an opinion of counsel for the holder, satisfactory to the company, that such registration is not required under the act and any applicable state securities laws."


Dated:   November 4, 2004

                                           Global Gold Corporation



                                           By: ________________________________
                                                Drury J. Gallagher, Chairman

                                    [FORM OF]
                           ELECTION TO PURCHASE SHARES

To:      Global Gold Corporation

         The undersigned hereby irrevocably elects to exercise the Warrant to purchase ____ shares of Common Stock, par value $.001 per share ("Common Stock"), of Global Gold Corporation and hereby [makes payment of $________ therefor [or] [makes payment therefor by reduction pursuant to Section 1.1(b)(ii) of the Warrant of the number of shares of Common Stock otherwise issuable to the Holder upon Warrant exercise by _____ shares] [or] [makes payment therefor by delivery of the following Common Stock certificates of the Company (properly endorsed for transfer in blank) for cancellation by the Company pursuant to Section 1.1(b)(iii) of the Warrant, certificates of which are attached hereto for cancellation [list certificates by number and amount]]. The undersigned hereby requests that certificates for such shares be issued and delivered as follows: ISSUE TO:

                                     (NAME)

                          (ADDRESS, INCLUDING ZIP CODE)

                  (SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER)

DELIVER
TO:


                                     (NAME)

                          (ADDRESS, INCLUDING ZIP CODE)

         If the number of shares of Common Stock purchased (and/or reduced) hereby is less than the number of shares of Common Stock covered by the Warrant, the undersigned requests that a new Warrant representing the number of shares of Common Stock not so purchased (or reduced) be issued and delivered as follows:

ISSUE
TO:
                                (NAME OF HOLDER)

                          (ADDRESS, INCLUDING ZIP CODE)

DELIVER
TO:
                                (NAME OF HOLDER)


                          (ADDRESS, INCLUDING ZIP CODE)

Dated: _________________________

                                                 [NAME OF HOLDER]



                                                 By
                                                          Name:
                                                          Title:






                                                     (Signature)
                                       (Signature must conform to name of holder
                                        as specified on the face of the Warrant)




                                                (Print Name)



                                                (Street Address)



                                                (City, State and Zip Code)



                                                (Person's Social Security Number
                                                 or Tax Identification Number)

                               FORM OF ASSIGNMENT

(To be signed only on transfer of warrant)

                  For value received, the undersigned hereby sells, assigns, and transfers unto _________________________________ the right represented by the within Warrant to purchase shares of Common Stock of Global Gold Corporation to which the within Warrant relates, and appoints ____________________________as its attorney to transfer such right on the books of Global Gold Corporation with full power of substitution in the premises.

Dated:    ________________




                                                     (Signature)
                                       (Signature must conform to name of holder
                                        as specified on the face of the Warrant)




                                                (Print Name)


                                                (Street Address)


                                                (City, State and Zip Code)


                                                (Person's Social Security Number
                                                 or Tax Identification Number)



Signed in the presence of: